Exhibit 99.1

         Security Capital Pacific Trust (NYSE: PTR) reported Funds from Operations (FFO) attributable to common shares of $39.4 million, or $0.43 per common share, for the quarter ended December 31, 1997. This represents a 13.2% increase in FFO per share, compared with $28.7 million, or $0.38 per common share, for the same quarter of 1996. PTR's development communities generated approximately 55% of the increase in FFO, and 18% was produced by the strong internal growth of the company's same-store operating communities.

         PTR also achieved very solid growth during the year ended December 31, 1997, reporting FFO attributable to common shares of $131.6 million, or $1.61 per common share on revenues of $354.4 million for the year. This represents an 11.8% increase in FFO per share, compared with FFO of $105.4 million, or $1.44 per common share in 1996. The FFO results reported above are calculated consistent with the methodology used in prior periods.

         "Our fourth quarter results were very strong and reflect the outstanding performance of our development communities, together with continually improving internal growth from our operating communities," said
R. Scot Sellers, president and chief executive officer. PTR achieved growth of 4.27% in revenues and 4.18% in net operating income (NOI) for its same-store communities during the quarter. "This is the fourth consecutive quarter in which PTR's revenue growth has increased, which is a direct result of our extensive redeployment of capital to markets with high barriers to entry," he said.

         Development Pipeline is a Powerful Component of Long-Term Growth Mr. Sellers noted that PTR's West Coast development pipeline positions the company for significant growth in 1998 and beyond. PTR owns or controls land for the development of $943.0 million of new communities in its West Coast markets that are either under construction or in planning. "Our early entry into these markets allowed us to control very well-located sites at prices that in many cases are less than 60% of current land values," said Mr. Sellers. "This will allow us to compete and stabilize more than $200 million in new development communities annually at very attractive yields, during each of the next four years. These new development communities will be a powerful component of our future growth in FFO per share," he said.

         During the quarter, PTR commenced construction on more than $131.9 million of new communities, including two communities in the San Francisco Bay area which represent a total expected investment of $69.9 million. PTR will also start an additional $114.5 million of new communities in the San Francisco Bay area and San Diego during the first quarter of 1998. "These communities are exceptionally well-located in dynamic growth markets with high barriers to entry, and should have a very positive impact on our future performance," said Mr.
Sellers.

         Well Positioned for Growth in 1998
         "We believe PTR is very well positioned for solid growth in 1998," said Mr. Sellers. The company expects to start a total of over $300 million in new development communities in 1998, in markets and submarkets with high barriers to entry. "These developments are expected to contribute substantially to our growth in FFO going forward," he said. "In addition, the strength of our markets should result in very consistent revenue growth throughout 1998, due to the limited new competition and continuing strong demand fundamentals."

         PTR is the preeminent real estate operating company focusing on the development, acquisition, operation and long-term ownership of multifamily communities in the growing markets of the western United States. PTR's primary objective is generating long-term, sustainable growth in per share cash flow. As of December 31, 1997, PTR's portfolio of garden-style multifamily communities included 43,465 operating units, 5,545 units under construction and an estimated 10,558 units in planning.

         In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which PTR operates, management's beliefs and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain credit risks and uncertainties which are difficult to predict. Actual operating results may be affected by changes in national and local economic conditions, competitive market conditions, weather, obtaining governmental approvals and meeting development schedules, and therefore, may differ materially from what is expressed or forecasted in this press release.


                        SECURITY CAPITAL PACIFIC TRUST
                            Fourth Quarter 1997

Financial Highlights
In thousands, except per
 share amounts and percentages


                                             Three Months Ended                        Twelve Months Ended
                                                December 31,                              December 31,
                                                                         %                                  %
                                            1997            1996       Change         1997       1996     Change
                                            ----            ----       ------         ----       ----     ------
Operating Performance (A)
    Rental Revenues                      $87,938         $79,924       10.03%     $335,060      $296,679     12.94%
    Net Operating Income                 $56,950         $49,260       15.61%     $212,009      $180,630     17.37%
    Funds From Operations
    Attributable to Common
    Shares                               $39,371         $28,737       37.00%     $131,621      $105,422     24.85%
    Funds From Operations
    per   Common Share
    (Primary and   Basic) (B)              $0.43           $0.38       13.16%        $1.61         $1.44     11.81%
Cash Distributions per
    Common Share (C)                      $0.325          $0.310        4.84%        $1.30         $1.24      4.84%



                                                                            As of December 31,
Financial Position                                        1997                   1996            % Change
                                                          ----                   ----            ---------
 Assets
 Real Estate Investments
  Before Depreciation                                    $2,604,919              $2,153,363        20.97%
 Total Assets                                            $2,805,686              $2,282,432        22.93%
 Book Capitalization
  Total Long-Term Debt                                     $895,652                $797,188        12.35%
 Total Debt                                              $1,127,152                $907,388        24.22%
 Total Long Term
  Undepreciated Book Capitalization                      $2,565,806              $2,162,270        18.66%
 Total Undepreciated  Book Capitalization                $2,797,306              $2,272,470        23.10%
Total Long-Term
 Debt/Total Long Term
 Undepreciated Book Capitalization                           34.91%                  36.87%       (5.32%)
Total Debt/Total
 Undepreciated Book Capitalization                           40.29%                  39.93%         0.90%




                                                        -2-




                                                            1997                     1996             % Change
                                                            ----                     ----             ---------
Market Capitalization
 Total Common Shares Outstanding                             92,634                  75,511            22.68%
 Share Price                                                $24.375                 $22.875             6.56%
 Market Capitalization of Common Equity                  $2,257,954              $1,727,314            30.72%
Total Series A
 Convertible Preferred Shares Outstanding                     5,408                   6,495          (16.74%)
 Share Price                                                $32.750                 $30.625             6.94%
Market Capitalization of Series A Convertible
 Preferred Shares                                          $177,112                $198,909          (10.95%)
Total Series B Cumulative Redeemable
 Preferred Shares Outstanding                                 4,200                   4,200             0.00%
Share Price                                                 $25.813                 $25.625             0.73%
Market Capitalization of Series B Cumulative
 Redeemable Preferred Shares                               $108,415                $107,625             0.73%
Total Equity Market Capitalization                       $2,543,481              $2,033,848            25.06%

NOTES
(A) Operating Performance: Except for distributions, 1996 information reflects pro forma data assuming the spin-off of PTR's Homestead
         Village extended-stay lodging assets ("Homestead Assets") to a newly formed company, Homestead Village Incorporated ("Homestead") as of January 1, 1996. Distributions and all 1997 information reflect actual amounts.
(B)      PTR's FFO per Common Share calculated under SFAS No. 128,
         "Earnings Per Share" for the "basic" computation is as presented above, which is equivalent to the "primary" computation under APB 15.
         FFO per Common Share on a "diluted" basis is as follows:


                                              Three Months Ended                            Twelve Months Ended
                                                 December 31,                                  December 31,
                                              ------------------                            --------------------
                                                                       %                                            %
                                     1997             1996          Change         1997            1996         Change
                                     ----             ----          ------         ----            ----         ------
FFO Attributable to
 Common Shares                     $39,371          $28,737                     $131,621        $105,422
Series A Preferred
 Share dividends                     2,396            2,849                        9,934          14,717
Adjusted FFO
 attributable to
 Common Shares                     $41,767          $31,586                     $141,555        $120,139
Weighted Average
 Common Shares
 Outstanding                        92,524           75,147                       81,870          73,057
Conversion of Series A
 Preferred Shares                    7,326            9,110                        8,322          11,197
Incremental options                    107               86                           38              86

Adjusted Weighted
 Average Common Shares              99,957           84,343                       90,230          84,340
Diluted FFO per
 Common Share                        $0.42            $0.37       13.51%           $1.57           $1.42       10.56%

NOTES
(C) In connection with PTR's acquisition of its REIT and property managers, PTR shareholders received 0.052646 Security Capital
         Group warrants for each PTR Common Share held. Based upon the closing price of the warrants on December 31, 1997, the value of the warrants was $0.28 per PTR common share.


                                          -4-

                            Fourth Quarter 1997

Statements of Funds from Operations (FFO) (A)
In thousands, except per share amounts


                                                Three Months Ended                    Twelve Months Ended
                                                   December 31,                          December 31,
                                                    1997                1996               1997                1996
Revenues:
 Rental Revenues                                 $87,938             $79,924           $335,060            $296,679
 Interest Income on
  Homestead Notes                                  4,870               2,296             15,406               5,993
Other Income                                       1,891                 576              3,915               2,160
                                                 $94,699             $82,796           $354,381            $304,832

Expenses:
 Rental Expenses                                 $24,509             $19,800            $87,220             $78,364
 Real Estate Taxes                                 6,327               6,843             27,386              24,999
 Property Management Fees:
 Paid to Affiliate                                   ---               3,747              7,642              11,610
 Paid to Third Party                                 152                 274                803               1,076
Interest                                          15,451              13,162             61,153              38,126
REIT Management Fee
 Paid to Affiliate                                   ---               4,689             13,040              19,434
General and Administrative                         2,725                 302              4,036               1,076
Administrative Services Fee
 Paid to Affiliate                                 1,046                 ---              1,274                 ---
Other                                                359                  31                822                 558
                                                $ 50,569            $ 48,848          $ 203,376           $ 175,243
FFO                                             $ 44,130            $ 33,948          $ 151,005           $ 129,589
Less Preferred Share Dividends                     4,759               5,211             19,384              24,167
FFO Attributable to
 Common Shares                                   $39,371             $28,737          $ 131,621            $105,422
Weighted Average Common
 Shares Outstanding                               92,524              75,147             81,870              73,057
FFO Attributable to Common
 Shares per Common Share
 (Primary and Basic) (B)                           $0.43               $0.38              $1.61               $1.44

    Incremental Value per PTR Share Resulting From the Ownership of Homestead
                            Convertible Mortgages

    During early 1998, PTR will complete the funding of $221.3 million of convertible mortgages on Homestead development properties. These mortgages are convertible into Homestead common shares at a price of $11.50 per share. PTR's ownership of the Homestead mortgages results in the following incremental value per PTR share:

    Homestead Common Share Price (at 12/31/97)                    $15.063
    Conversion Price                                              $11.500
    Incremental Value per Homestead Common Share                  $ 3.563

    Homestead Common Shares Upon Conversion (at full funding)     19,246
    Total Incremental Value from Conversion                       $68,573

    PTR Common Shares Outstanding (at 12/31/97)                   92,634

    Incremental Value per PTR Common Share                        $0.74

NOTES
(A) The 1996 Statements of Funds From Operations were prepared on a pro forma basis assuming the spin-off of Homestead Assets as of January 1, 1996. The 1997 Statements of Funds From Operations reflect actual results.
(B)      See Previous Note B.



                          SECURITY CAPITAL PACIFIC TRUST
                               Fourth Quarter 1997

Statement of Earnings (A)
In thousands, except per share amounts


                                           Three Months Ended                     Twelve Months Ended
                                               December 31,                           December 31,
                                        -------------------------              ------------------------
                                        1997                1996               1997                1996
                                        ----                ----               ----                ----
Revenues:
 Rental Revenues                     $87,938             $81,944           $335,060            $322,046
 Interest Income on
 Homestead Notes                       5,283               2,035             16,687               2,035
Other Income                           1,891                 576              3,915               2,165
                                     $95,112             $84,555           $355,662            $326,246

 Rental Expenses                     $24,509             $21,473            $87,220             $88,474
 Real Estate Taxes                     6,327               7,009             27,386              26,962
 Property Management Fees:
 Paid to Affiliate                       ---               2,822              7,642              11,610
 Paid to Third Party                     152                 273                803               1,076
Depreciation on Real
 Estate Investments                   14,841              12,657             52,893              44,887
Interest                              15,451              12,887             61,153              35,288



                                                        -5-



                                                      Three Months Ended                      Twelve Months Ended
                                                          December 31,                            December 31,
                                                   -------------------------              --------------------------
                                                    1997                1996               1997                1996
                                                    ----                ----               ----                ----
REIT Management Fee
 Paid to Affiliate                                   ---               5,046             13,040              22,191
General and Administrative                         2,725                 307              4,036               1,077
Administrative Services Fee
 Paid to Affiliate                                 1,046                 ---              1,274                 ---
Costs Incurred in Acquiring
 Management Companies from
 an Affiliate (B)                                    ---                 ---             71,707                 ---
Other                                              1,859                  91              3,822                 592
                                                 $66,910             $62,565           $330,976            $232,157
Earnings from Operations                         $28,202             $21,990            $24,686             $94,089
Gain on Disposition of
 Investments, net                                    302               4,152             48,232              37,492
Net Earnings Before Extraordinary
 Item                                            $28,504             $26,142            $72,918            $131,581
Less Extraordinary Item -- Loss on
 Early Extinguishment of Debt                        ---                 ---                ---                 870
Net Earnings                                     $28,504             $26,142            $72,918            $130,711
Less Preferred Share Dividends                     4,759               5,211             19,384              24,167
Net Earnings Attributable to
 Common Shares                                   $23,745             $20,931            $53,534            $106,544
Weighted Average Common Shares
 Outstanding (Primary and Basic)                  92,524              75,147             81,870              73,057
Weighted Average Common Shares
 Outstanding (Diluted)                            99,957              84,343             90,230              84,340
Net Earnings Attributable to
 Common Shares per
 Common Share
 Primary and Basic                                 $0.26               $0.28              $0.65               $1.46
 Diluted                                           $0.26               $0.28              $0.65               $1.44
Cash Distributions Paid
 Per Common Share                                 $0.325              $0.310              $1.30               $1.24
Reconciliation of Funds From Operations (A)
Net Earnings Attributable to
 Common Shares                                   $23,745             $20,931            $53,534            $106,544
 Depreciation on Real
 Estate Investments                               14,841              12,657             52,893              44,887
 Gain on Disposition of Investments                (302)             (4,152)           (48,232)            (37,492)




                                                        -6-




                                                          Three Months Ended                     Twelve Months Ended
                                                             December 31,                           December 31,
                                                    -------------------------               ------------------------
                                                    1997                1996               1997                1996
                                                    ----                ----               ----                ----
Costs Incurred in Acquiring
 Management Companies from an
 Affiliate                                           ---                 ---             71,707                 ---
 Other, net                                        1,087               (190)              1,719                 598
Funds from Operations Attributable
 to Common Shares                                $39,371             $29,246           $131,621            $114,537
Weighted Average Common
 Shares Outstanding                               92,524              75,147             81,870              73,057
Funds From Operations per
 Common Share (Primary and
 Basic)                                            $0.43               $0.39              $1.61               $1.57


NOTES
(A) Statements of Earnings represent PTR's historical earnings and are reconciled to PTR's historical Funds From Operations. The 1996 statements do not give effect to pro forma calculations relating to the spin-off of Homestead Assets.
(B) The difference between the merger purchase price and the estimated fair value of the net tangible assets acquired was recorded as a non-recurring charge. This one-time adjustment was recorded as an operating expense but it was not deducted for purposes of calculating Funds From Operations, due to the non-recurring and non-cash nature of the expense.



                             SECURITY CAPITAL PACIFIC TRUST
                                  Fourth Quarter 1997

Balance Sheets
In thousands


                                                                    December 31,             December 31,
                                                                       1997                     1996
Assets
  Real Estate                                                        $2,604,919                $2,153,363
  Less: Accumulated Depreciation                                        129,718                    97,574
                                                                      2,475,201                 2,055,789
Investment in Homestead
 Convertible Mortgages                                                  272,556                   176,304
Other Mortgage Notes Receivable                                          12,682                    13,525
  Net Investments                                                     2,760,439                 2,245,618
Cash and Cash Equivalents                                                 4,927                     5,643
Accounts Receivable
 and Accrued Interest                                                    11,544                     4,157
Other Assets                                                             28,776                    27,014
  Total Assets                                                       $2,805,686                $2,282,432
Liabilities and Shareholders' Equity
Liabilities:
  Credit Facilities                                                    $231,500                  $110,200
  Long-term Debt                                                        630,000                   580,000
  Mortgages Payable                                                     265,652                   217,188
  Payables, Accrued Expenses and
   Other Liabilities                                                    138,098                   107,536
   Total Liabilities                                                  1,265,250                 1,014,924
Shareholders' Equity:
  Series A Cumulative Convertible
   Preferred Shares (A)                                                 135,210                   162,374
  Series B Cumulative Redeemable
   Perpetual Preferred Shares                                           105,000                   105,000
  Common Shares, $1 Par Value                                            92,634                    75,511
  Additional Paid-In Capital                                          1,251,503                   918,434
  Unrealized Holding Gain on
   Homestead Mortgages                                                   83,794                    74,923
  Distributions in Excess of
   Net Earnings                                                       (127,705)                  (68,734)
    Total Shareholders' Equity                                        1,540,436                 1,267,508
    Total Liabilities and Shareholders' Equity                       $2,805,686                $2,282,432




                                                        -8-



                                                             December 31,             December 31,
                                                                 1997                     1996
Share Data:
  Total Common Shares Outstanding (A)                        92,634                   75,511

NOTES
(A)      During 1997, 1,086,574 Series A Cumulative Convertible Preferred
         Shares were converted into 1,463,448 Common Shares.





                                                        -9-